SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2015

YODLEE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36639	33-0843318
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

3600 Bridge Parkway, Suite 200

Redwood City, California 94065

(Address of principal executive offices)

(650) 980-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for 2015 for Certain Executive Officers

On February 5, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Yodlee, Inc. (the “Company”) authorized the payment of the calendar year 2014 incentive awards (cash bonuses) to the Company’s executive officers. The table below sets forth the calendar year 2014 incentive awards for the Company’s current named executive officers:

Name	2014 Incentive Award
Anil Arora	$377,300.00
President and Chief Executive Officer
Michael Armsby	$153,615.00
Chief Financial Officer
William Parsons	$183,750.00
Chief Customer Officer

The bonuses for the executive officers in the table above were under the Company’s Executive Incentive Compensation Plan.

ITEM 5.08	Shareholder Director Nominations.

The information set forth below under Item 8.01 is incorporated herein by reference.

ITEM 8.01	Other Events.

On February 5, 2015, the Board set the date of the Company’s 2015 Annual Meeting of Stockholders as Thursday, May 21, 2015, at a location and time to be determined (the “2015 Annual Meeting”). Stockholders of record as of the close of business on March 27, 2015 will be entitled to notice of, and to vote at, the 2015 Annual Meeting.

The 2015 Annual Meeting is Yodlee’s first Annual Meeting as a public company. Yodlee has set a deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in Yodlee’s proxy materials for the 2015 Annual Meeting as April 1, 2015, which Yodlee believes is a reasonable time before Yodlee begins to print and distribute its proxy materials. In order to be considered timely, such stockholder proposals must be received by Yodlee’s Corporate Secretary at the address set forth below on or before the close of business on April 1, 2015 and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act and any applicable requirements of Yodlee’s Amended and Restated Bylaws.

A stockholder intending to submit a proposal outside the processes of Rule 14a-8 or to nominate persons for election to serve as a director of Yodlee, in each case in connection with the 2015 Annual Meeting, must provide written notice of such proposal or nomination in accordance with the requirements set forth in Yodlee’s Amended and Restated Bylaws. To be considered timely, any such notice must be received by Yodlee’s Corporate Secretary not later than February 21, 2015.

All stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and all notices of other items of business or director nominations to be brought before the 2015 Annual Meeting must be directed to the Corporate Secretary, Yodlee, Inc., 3600 Bridge Parkway, Suite 200, Redwood City, California 94065.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YODLEE, INC.
Date: February 11, 2015
By: /s/ Michael Armsby
Michael Armsby
Chief Financial Officer